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                                          FROM: The MWW Group
                                          Public Relations - Tel (201) 507-9500
                                          Contact: Leon Berman (LBERMAN@MWW.COM)
                                          Anthony D. Andora (AANDORA@MWW.COM)

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                                                             FOR CLIENT APPROVAL

                      IBS INTERACTIVE CLOSES ACQUISITION OF
                          HALO NETWORK MANAGEMENT, LLC

               COMPANY COMPLETES THIRD ACQUISITION IN THREE MONTHS


         CEDAR KNOLLS,  NJ December 14, 1998 - IBS  Interactive,  Inc.  (Nasdaq:
IBSX), a turnkey solutions provider of Internet development, Internet connectivity, and Systems and Integration services, announced today that it completed the previously announced acquisition of Halo Network Management, LLC, an Eatontown, NJ based network management company that offers full service network solutions including planning, installation and maintenance.

         Nick Loglisci, president and chief operating officer of IBS Interactive said, "The strategic acquisition of Halo Network Management, with a core competency in systems integration and technical consulting, broadens the level of services we can offer our clients. It enhances our existing networking capabilities and increases our opportunities for cross-selling other high-margin solutions."

         Halo  Network   Management  is  a  systems   integrator  that  provides
comprehensive networking services, including Y2K solutions. Halo has reseller relationships with companies including Dell, Compaq, Hewlett Packard and IBM, allowing them to offer solutions tailored to both large and small businesses. In addition, Halo Network Management provides network training on the latest releases of network software.

         "Combining  with  IBS  Interactive  was the  next  logical  step in our
Company's evolution," said, Ray Grant, general manager of Halo Network Management. "IBS' technical strengths, strategic vision and growth strategies will increase our networking capabilities and enable us to expand our operations."

         In the first eleven months of 1998 Halo Network Management generated $1.7 million in revenues. The acquisition will add an additional thirteen information technology professionals to IBS Interactive, increasing the Company's workforce to over one hundred full-time employees.

         Mr. Loglisci concluded, "This acquisition marks another important benchmark in IBS' growth as we continue to expand the high quality networking solutions and Internet related services we offer."

         Halo Network Management represents the third acquisition for IBS Interactive in the past three months. On December 3, IBS acquired MBS, Inc., a Huntsville, Alabama based Certified Technical Education Center (CTEC) Partner offering training on Microsoft solutions. On September 28, IBS acquired DESIGNfx Interactive, a privately held full-service Internet development and online management firm based in Cherry Hill, NJ.

         IBS Interactive provides comprehensive, cost-effective information technology solutions to businesses and organizations with systems development and maintenance needs. Services are designed to enable companies to operate more efficiently by outsourcing their Internet functions, computer networking, maintenance, and technical support. IBS offers Internet Development, Internet Services and Systems and Integration services. Internet Development services include web programming, database development and distance learning. Internet services include web-site hosting, leased line services and dial-up and e-mail access. Systems and integration services include network design, implementation and support.


                 IBS' Web address is: HTTP://WWW.INTERACTIVE.NET
                  Halo's Web address is: HTTP://WWW.HALONET.COM

                                       ###

CERTAIN OF THE ABOVE STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANINGS OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND GROWTH IN THE STAFFING INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS, RISKS DUE TO SHIFTS IN MARKET DEMAND; CHANGES IN SERVICE MIX; AND THE RISK FACTORS LISTED FROM TIME TO TIME IN THE COMPANY'S REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ASSUMPTIONS REGARDING THE FOREGOING. THE WORDS "BELIEVE", "ESTIMATE",
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